Digiliti Money Announces Management Change

MINNEAPOLIS, Minn. ̶ August 4, 2017 ̶ Digiliti Money, Inc. (NASDAQ: DGLT), a leading mobile FinTech provider, announced that Jeffrey Mack has resigned from the Board of Directors and from his position as President and Chief Executive Officer, effective immediately. Digiliti Money’s Executive Vice President and Chief Financial Officer, Bryan Meier, will assume the position of interim CEO, while Mack will serve as a consultant for the company as it continues to grow.

“I would like to thank Jeff for his service and contributions to Digiliti Money over the years,” said company Chairman James L. Davis. “Jeff has been instrumental in helping Digiliti transform from a pure-play remote deposit capture provider into a mobile money technology leader.”

Interim CEO Bryan Meier stated that “In light of the recent management change and our preliminary Q2 results, we will be evaluating the Company’s go forward strategy. Our near-term focus will be on our core products, growing our existing customers, and becoming more selective about the opportunities we pursue. In addition, we are reducing our cash burn to improve our bottom line performance, which we are demonstrating with the implementation of our recent cost-cutting initiatives intended to reduce our annual operating expenses by nearly $3 million.”

About Digiliti Money, Inc.

Digiliti Money (NASDAQ: DGLT) is a leading cloud-based, SaaS technology provider for the now way to bank, serving the financial services industry with mobile money and remote deposit capture solutions for PC, Mac and mobile. Founded in 2010, Digiliti Money has quickly grown into a technology leader and trusted partner to some of the world’s largest and most respected financial organizations. With remarkable growth, an impressive client base and award-winning technologies, Digiliti Money continues to drive innovation and deliver world-class solutions to financial institutions of all sizes.

The company’s industry-leading solutions help clients to increase customer engagement, grow revenues and gain competitive advantage. Digiliti Money’s cloud-based technology platform simplifies development, deployment and servicing of consumer and commercial solutions—minimizing cost and accelerating speed-to-market and ROI. Enabled by Digiliti Money’s complete suite of business and consumer solutions, financial institutions can better serve the needs of all their customers. For more information, visit www.digilitimoney.com.

Important Cautions Regarding Forward-Looking Statements and other Notices

This press release contains certain statements that would be deemed “forward-looking statements” under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933 and includes, among other things, discussions of our business strategies, future operations and capital resources, including collectability of the $1.8 million receivable and ability to raise financing. Words such as “may,” “likely,” “anticipate,” “expect” and “believes” indicate forward-looking statements.

These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. We may not be able to secure any debt or equity financing on favorable terms, in a timely manner, or at all. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to grow or support our business and to respond to business challenges could be significantly limited and we may not be able to continue as a going concern.

Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. We discuss many of these risks in greater detail in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016, filed with the Securities and Exchange Commission on Feb. 24, 2017, under the heading “Risk Factors” and in the other reports we file with the Commission. You are cautioned not to place undue reliance on these forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Company Contact:
Bryan Meier, Interim CEO, EVP & CFO
Digiliti Money, Inc.
952.698.5214
bmeier@digilitimoney.com

Investor Relations Contact:
Matt Glover or Najim Mostamand
Liolios Group, Inc.
949.574.3860
DGLT@liolios.com

###